UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 17, 2021
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DXC TECHNOLOGY COMPANY
(Exact name of Registrant as specified in its charter)
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Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard
Tysons	,	Virginia	22102
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 245-9675
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DXC	The New York Stock Exchange
2.750% Senior Notes Due 2025	DXC 25	The New York Stock Exchange
1.750% Senior Notes Due 2026	DXC 26	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

DXC Technology Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) was held on August 17, 2021. The Company previously filed with the Securities and Exchange Commission a Proxy Statement, which describes in detail each of the three proposals submitted to stockholders at the Annual Meeting. No item other than the three items addressed below and described in the Proxy Statement was submitted at the Annual Meeting for stockholder action.

The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the Proxy Statement, are as follows:

1. Proposal to elect each of the twelve director nominees to the DXC Board of Directors:

DIRECTOR NOMINEES	VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
Mukesh Aghi	195,620,119	11,515,903	537,840	17,640,279
Amy E. Alving	202,551,410	4,667,000	455,452	17,640,279
David A. Barnes	205,805,094	1,360,682	508,086	17,640,279
Raul J. Fernandez	197,596,106	9,610,696	467,060	17,640,279
David L. Herzog	202,502,963	4,656,841	514,058	17,640,279
Mary L. Krakauer	199,957,281	7,215,593	500,988	17,640,279
Ian C. Read	195,220,529	11,889,523	563,810	17,640,279
Dawn Rogers	203,767,965	3,446,601	459,296	17,640,279
Michael J. Salvino	205,772,842	1,425,857	475,163	17,640,279
Manoj P. Singh	198,457,057	8,741,551	475,254	17,640,279
Akihiko Washington	203,826,604	3,371,330	475,928	17,640,279
Robert F. Woods	205,669,592	1,523,957	480,313	17,640,279

Our director nominees were elected to serve for a one-year term, having received “FOR” votes from a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.
2. Proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2022:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
218,029,041	6,730,754	554,346	—
The proposal was approved, having received “FOR” votes from a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.
3. Proposal to approve, on an advisory basis, the executive compensation of DXC's named executive officers:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
95,924,121	106,350,341	5,399,400	17,640,279

The proposal did not obtain “FOR” votes from a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Dated:	August 20, 2021	By:	/s/ Zafar A. Hasan
		Name:	Zafar A. Hasan
		Title:	Senior Vice President, Head of Corporate Legal and Corporate Secretary